Execution Version
LETTER WAIVER
Dated as of December 29, 2012
To the holders of the Notes
(collectively, “you” or the “Holders”)
issued pursuant to the Note Purchase Agreement referred to below

Ladies and Gentlemen:

We refer to the Note Purchase Agreement, dated as of November 23, 2010, as amended by that certain First Amendment to Note Purchase Agreement, dated as of August 15, 2012 (the “Note Purchase Agreement”), among Avon Products, Inc., a New York corporation (“us” or “API”), and each of the Purchasers. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Note Purchase Agreement.
We hereby request that you temporarily waive until January 31, 2013, and by executing this Letter Waiver you hereby temporarily waive until January 31, 2013, any Default or Event of Default that may arise as of December 31, 2012 as a result of API's inability to comply with the Interest Coverage Ratio set forth in Section 10.1 of the Note Purchase Agreement.
This Letter Waiver shall become effective as of the date first above written when (i) each Holder shall have received from API payment in respect of the waiver contemplated hereby, on or before December 31, 2012, in an amount equal to 0.125% (12.5 basis points) of the principal amount of Notes held by such Holder, and (ii) Bingham McCutchen LLP, on behalf of each Holder, shall have received counterparts of this Letter Waiver executed by API, reaffirmed by the Subsidiary Guarantor and executed by Holders constituting the Required Holders.
In consideration of the payment to the Holders pursuant to this Letter Waiver (and so long as same are paid), API and the Holders agree that, for all purposes of Section 10.8(a) of the Note Purchase Agreement, payments of fees, except to the extent in excess of 12.5 basis points (0.125%) expressed as a percentage of the outstanding principal amount (in the case of term loans) or commitments (in the case of revolving commitments), may be paid substantially concurrently herewith in connection with amendments to the Principal Credit Facilities outstanding on the date hereof without requiring any payment of fees to Holders pursuant to Section 10.8(a) (and for purposes thereof such fees, except to the extent in excess of 12.5 basis points (0.125%) as described above, shall be ignored).
In consideration of the Holders entering into this Letter Waiver, API agrees that, prior to January 31, 2013 (a) it shall not enter into or give effect to a refinancing or other voluntary repayment, repurchase or material reduction of amounts outstanding in respect of its term loan agreement dated as of June 29, 2012, as amended, and (b) if a Responsible Officer becomes aware of any event or occurrence which would constitute a Default or Event of Default in respect of the Interest Coverage Ratio set forth in Section 10.1 of the Note Purchase Agreement (for this purpose, determined as if the waiver evidenced hereby was not in effect), it shall promptly (and in any event within five Business Days following a Responsible Officer becoming aware of same) provide Bingham McCutchen LLP on behalf of the Holders notice thereof.
The Note Purchase Agreement, the Subsidiary Guaranty and the Notes, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Letter Waiver shall not operate as a waiver of any right, power or remedy of any Holder under the Note Purchase Agreement, the Subsidiary Guaranty or the Notes, or constitute a waiver of any provision of the Note Purchase Agreement, the Subsidiary Guaranty or the Notes except as and for the period specified herein. The entry into this Letter Waiver for the benefit of API shall not be construed to imply that any future amendment, consent or waiver will be granted by the Holders; the Holders reserve all of their rights and remedies under the Note Purchase Agreement, the Subsidiary Guaranty and the Notes, whether pursuant to contract, at law or in equity.
API and the Subsidiary Guarantor represent and warrant that no Default or Event of Default has occurred and is continuing under the Note Purchase Agreement as of the date hereof and after giving effect to this Letter Waiver.
If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning a counterpart of this Letter Waiver to Scott A. Falk, Bingham McCutchen LLP, One State Street, Hartford, CT 06103-3178 (E-mail: scott.falk@bingham.com) via physical or electronic delivery.
This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would prohibit the application of the laws of a jurisdiction other than such State.

Very truly yours,

AVON PRODUCTS, INC.
By:	/s/ Shalabh Gupta
Name: Shalabh Gupta
Title: Vice President and Treasurer

AVON CAPITAL CORPORATION
By:	/s/ Shalabh Gupta
Name: Shalabh Gupta
Title: Vice President and Treasurer

Agreed as of the date first above written:

METROPOLITAN LIFE INSURANCE COMPANY
on behalf of itself and as investment manager of:

METLIFE INSURANCE COMPANY OF CONNECTICUT

MISSOURI REINSURANCE, INC. (F/K/A MISSOURI
REINSURANCE (BARBADOS), INC.

By:	/s/ Ronald D. Nirenberg
Name: Ronald D. Nirenberg
Title: Director

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

By:	/s/ Ward Argust
Name: Ward Argust
Title: Manager, Investments

THE GREAT-WEST LIFE ASSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:

THE GREAT-WEST LIFE ASSURANCE COMPANY

By:	/s/ B.R. Allison
Name: B.R. Allison
Title: Executive Vice-President
Chief Investment Officer

By:	/s/ D.B. E. Ayers
Name: D.B. E. Ayers
Title: Director
Bond Investments

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION

By: New York Life Investment Management
LLC, Its Investment Manager

By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED LIFE
INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By: New York Life Investment Management
LLC, Its Investment Manager

By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED LIFE
INSURANCE SEPARATE ACCOUNT (BOLI 30E)

By: New York Life Investment Management
LLC, Its Investment Manager

By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Senior Director

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

FORETHOUGHT LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors,
Inc. (as its General Partner)

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

RGA REINSURANCE COMPANY, a Missouri
corporation

By: Principal Global Investors, LLC, a Delaware
limited liability company, its authorized
signatory

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Clint Woods
Name: Clint Woods
Title: Assistant General Counsel

SYMETRA LIFE INSURANCE COMPANY, a Washington
corporation

By: Principal Global Investors, LLC, a Delaware
limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Clint Woods
Name: Clint Woods
Title: Assistant General Counsel

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

NATIONWIDE LIFE INSURANCE COMPANY

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY

By: Babson Capital Management LLC, as Investment Advisor

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

MONY LIFE INSURANCE COMPANY

By:
Name:
Title:

AXA EQUITABLE LIFE INSURANCE COMPANY

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:
Name:
Title:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

TRANSAMAERICA LIFE INSURANCE COMPANY
By: AEGON USA INVESTMENT MANAGEMENT,
LLC, ITS INVESTMENT MANAGER

By:
Name:
Title:

TRANSAMERICA PACIFIC INSURANCE COMPANY LTD
By: AEGON USA INVESTMENT MANAGEMENT,
LLC, ITS INVESTMENT MANAGER

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc. (authorized agent)

By:
Name:
Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: CIGNA Investments, Inc. (authorized agent)

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

ENSIGN PEAK ADVISORS, INC.

By:	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Senior Portfolio Manager

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

AMERITAS LIFE INSURANCE CORP.
ACACIA LIFE INSURANCE COMPANY
THE UNION CENTRAL LIFE INSURANCE COMPANY

By: Summit Investment Advisors Inc., as Agent

By:	/s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director - Private Placements

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

EQUITRUST LIFE INSURANCE COMPANY

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

S.A.C. CAPITAL ASSOCIATES, LLC

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]

Agreed as of the date first above written:

CIG & CO.

By:
Name:
Title:

[SIGNATURE PAGE FOR LETTER WAIVER]